                                                             Exhibit (10)(o)(iv)

March 19, 2002

To the Lenders under the Credit Agreement referenced below

     Re: Credit Agreement dated as of June 29, 2001 (as amended by that First Amendment to Credit Agreement dated as of August 27, 2001, that Second Amendment to Credit Agreement dated as of December 19, 2001 and that Third Amendment to Credit Agreement dated of January 24, 2002 and as otherwise modified from time to time pursuant to the terms thereof, the "Credit Agreement") among Potlatch Corporation (the "Borrower"),
               ----------------                                    --------
          the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A. ("Bank of America"),
                                                            ---------------
          as Administrative Agent.

Ladies and Gentlemen:

     Reference is hereby made to the above-referenced Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

     The Borrower hereby requests that the Required Lenders consent to:

          (a) Notwithstanding the terms of Section 8.5 of the Credit Agreement, the sale of its Cloquet, Minnesota, pulp and printing papers facilities and associated assets to a subsidiary of Sappi Limited, as more fully described in the press release issued by the Borrower on March 18, 2002 and filed with the Securities and Exchange Commission in a filing on Form 8-K on March 18, 2002 (the "Cloquet Sale"); provided that:
                          ------------    --------

               (i) the Borrower shall receive as consideration for the Cloquet Sale (x) gross cash proceeds of at least $470 million and (y) Net Cash Proceeds of at least $400 million;

               (ii) no later than five (5) Business Days prior to the Cloquet Sale, the Borrower shall have delivered to the Agent (x) a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction (and giving effect to this letter agreement, to the extent it has been executed by the Required Lenders), the Credit Parties would be in compliance with the financial covenants set forth in Section 7.10(a)-(c) of the Credit Agreement,
          (y) a notification

To the Lenders under the Potlatch Corporation Credit Agreement
March 19, 2002
Page 2

          from the Borrower in form and substance satisfactory to the Agent and specifying the anticipated date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition and (z) a certificate of an Executive Officer of the Borrower stating that the Cloquet Sale is permitted under the Senior Subordinated Note Indenture; and

               (iii) the Credit Parties shall, immediately upon consummation of the Cloquet Sale, apply (or cause to be applied) an amount equal to the Net Cash Proceeds of the Cloquet Sale to prepay the Loans (and, if necessary, cash collateralize LOC Obligations) in accordance with the terms of Section 3.3(b)(ii)(A) of the Credit Agreement; provided that
                                                                  --------
          in the calculating the Net Cash Proceeds, the Credit Parties may subtract from the gross cash proceeds received from the Cloquet Sale those applicable amounts permitted to be subtracted pursuant to the definition of Net Cash Proceeds, including the amount necessary to prepay or retire debt related to the Cloquet property in accordance with clause (c) of such definition to the extent such amounts are actually paid as contemplated.

     Furthermore, notwithstanding the terms of Section 8.5 of the Credit Agreement, the net book value of the assets of the Credit Parties sold in connection with the Cloquet Sale shall not count toward the baskets for permitted Asset Dispositions contained in Section 8.5(e) of the Credit Agreement.

          (b) Notwithstanding the definition of Consolidated Net Worth and the terms of Section 7.10(b) of the Credit Agreement, the after-tax charge taken by the Borrower in the first quarter of its 2002 fiscal year to cover costs associated with the write-down of the book value of assets and closure costs in connection with the Borrower's closure of its remaining printing papers mill in Brainerd, Minnesota, and its exit from the coated printing papers business, as more fully described in the press release issued by the Borrower on March 18, 2002 and filed with the Securities and Exchange Commission in a filing on Form 8-K on March 18, 2002 (the "After-Tax Charge"), shall be excluded from calculating Consolidated Net
      ----------------
     Worth for the purposes of determining compliance with Section 7.10(b); provided that such exclusion in connection with the After-Tax Charge shall
     --------
     be limited to $150 million.

     In consideration of the Required Lenders granting their consent to the foregoing, the Borrower hereby agrees that (1) promptly following the consummation of the Cloquet Sale, it will negotiate in good faith with the Agent and the Lenders an amendment to and/or restatement of the Credit Agreement so as to modify the terms thereof to more appropriately reflect (in the reasonable determination of the Agent and the Required Lenders) the Borrower's business and financial condition and prospects (including based upon pro forma financial information and projections) after giving effect to the Cloquet Sale and (II) it will use commercially reasonable efforts to conclude such negotiations and enter into such an amendment to and/or restatement of the Credit Agreement that will become effective on or prior to July 31, 2002.

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To the Lenders under the Potlatch Corporation Credit Agreement
March 19, 2002
Page 3

     Except to the extent specifically provided to the contrary in this letter, all terms and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect, without modification or limitation. This letter shall not operate as a consent to any action or inaction by the Borrower, or as a waiver of any other right, power, or remedy of any Lender or the Agent under, or any provision contained in, the Credit Agreement or any other Credit Document except as specifically provided herein. This letter shall constitute a Credit Document and may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart by telecopy shall be as effective as an original. This letter shall become effective upon the Agent's receipt of counterparts hereof duly executed by the Borrower and the Required Lenders.

     To evidence your consent to the foregoing, please sign and return a copy of this letter to the Agent by no later than 5 p.m. EST, Thursday, March 21, 2002 via facsimile to the attention of Stacy McIlvain of Moore & Van Allen PLLC at
(704) 339-5961.

     Thank you for your time and consideration of this matter.

                                        Very truly yours,


                                        POTLATCH CORPORATION


                                        By: /s/ Gerald L. Zuehlke
                                            ------------------------------------
                                        Name:  Gerald L. Zuehlke
                                        Title: Vice President and
                                               Chief Financial Officer

The undersigned hereby acknowledge their consent and agreement to the foregoing:

SUBSIDIARY
GUARANTORS:                             DULUTH & NORTHEASTERN RAILROAD CO.
----------

                                        By: /s/ Malcolm A. Ryerse
                                            ------------------------------------
                                        Name:  Malcolm A. Ryerse
                                        Title: Secretary


                                        THE PRESCOTT AND NORTHWESTERN
                                        RAILROAD COMPANY


                                        By: /s/ Malcolm A. Ryerse
                                            ------------------------------------
                                        Name:  Malcolm A. Ryerse
                                        Title: Secretary and Assistant
                                               Treasurer


                                        ST. MARIES RIVER RAILROAD
                                        COMPANY


                                        By: /s/ Malcolm A. Ryerse
                                            ------------------------------------
                                        Name:  Malcolm A. Ryerse
                                        Title: Secretary and Assistant
                                               Treasurer


                                        WARREN AND SALINE RIVER RAILROAD
                                        COMPANY


                                        By: /s/ Malcolm A. Ryerse
                                            ------------------------------------
                                        Name:  Malcolm A. Ryerse
                                        Title: Secretary and Assistant
                                               Treasurer

AGENT:                                  BANK OF AMERICA, N.A.,
-----                                   in its capacity as Administrative Agent


                                        By: /s/ Kevin F. Sullivan
                                            ------------------------------------
                                        Name:  KEVIN F. SULLIVAN
                                        Title: MANAGING DIRECTOR

LENDERS:                                BANK OF AMERICA, N.A.,
-------                                 individually in its capacity as a Lender


                                        By: /s/ Kevin F. Sullivan
                                            ------------------------------------
                                        Name:  KEVIN F. SULLIVAN
                                        Title: MANAGING DIRECTOR